Exhibit 99.1

STATEMENT OF POLICIES RELATING TO THE CORPORATE GOVERNANCE OF AND BUSINESS OPPORTUNITIES PRESENTED TO VANGUARD NATURAL RESOURCES, LLC AND
ENCORE ENERGY PARTNERS LP

This Statement of Policies Related to the Corporate Governance of and Business Opportunities Presented to Vanguard Natural Resources, LLC (“VNR”) and Encore Energy Partners LP (“ENP”), referred to herein as this “Statement,” specifies the policies and procedures that have been adopted by VNR and ENP, as authorized and approved by the Board of Directors of VNR as of April 18, 2011 and the Board of Directors of ENP as of April 18, 2011, to address potential conflicts among VNR and ENP.

Corporate Governance

Conflicts Committees.  Each of VNR and the Board of Directors of Encore Energy Partners GP LLC, the general partner of ENP (“ENP GP”) will maintain a Conflicts Committee of its Board of Directors that (i) is comprised entirely of directors who satisfy the independence requirements for Conflicts Committee members contained in the Second Amended and Restated Limited Liability Company Agreement of Vanguard Natural Resources, LLC, as it may be amended from time to time (the “VNR LLC Agreement”) or the Second Amended and Restated Agreement of Limited Partnership of Encore Energy Partners LP, as it may be amended from time to time (the “ENP LP Agreement”), as applicable and (ii) otherwise satisfies the requirements contained in the definition of “Conflicts Committee” in the VNR LLC Agreement or ENP LP Agreement, as applicable.
Transactions between VNR and ENP Entities

Any material transaction between any of ENP or ENP GP or any of their respective subsidiaries (collectively, the “ENP Entities”), on the one hand, and VNR or any of its affiliates or subsidiaries other than the ENP Entities, on the other hand, will require (a) if the transaction relates to VNR,  the prior approval of any of (i) the Board of Directors of VNR, (ii) the Conflicts Committee of the Board of Directors of VNR or (iii) another duly authorized committee of the Board of Directors of VNR and (b) if the transaction relates to an ENP Party, the prior approval of the Conflicts Committee of the Board of Directors of ENP GP.  In addition, each of VNR and ENP will continue to be subject to their obligations under their respective credit agreements and partnership agreements related to transactions with affiliates.

Business Opportunities

In the event that VNR or any of the ENP Entities (each a “Business Opportunity Party”) is offered by a third party or discovers an opportunity (i) to acquire from a third party any properties, business, asset or entity or (ii) to develop, operate or construct any new property, pipeline, gathering system, storage facility or other facility or assets (each such opportunity a “Business Opportunity”), then any such Business Opportunity shall be allocated between VNR and ENP as provided in this section.  In  no event, however, will an opportunity for either VNR or ENP to acquire additional working or royalty interests in assets already held by either VNR or ENP, as applicable, be considered a Business Opportunity subject to this Statement.

ENP Area Business Opportunities.  If the Business Opportunity relates to a business, asset or entity located in:

•	the Big Horn Basin in Wyoming and Montana;
•	the Williston Basin in North Dakota and Montana; or
•	the Arkoma Basin in Arkansas and Oklahoma;

(all such areas described in the above bullet points, collectively, the “ENP Area” and any Business Opportunity relating to a business, asset or entity located therein an “ENP Area Business Opportunity”) then the Business Opportunity Party that is offered or discovers such ENP Area Business Opportunity shall promptly advise the Board of Directors of ENP GP and present such ENP Area Business Opportunity to ENP.

ENP shall be presumed to desire to pursue the ENP Area Business Opportunity until such time as ENP GP advises VNR that ENP has abandoned the pursuit of such ENP Area Business Opportunity.  In the event that the purchase price associated with the ENP Business Opportunity is reasonably likely to equal or exceed $25,000,000 any decision to decline an ENP Area Business Opportunity shall only be made upon consultation with and subject to the approval of the Conflicts Committee of the Board of Directors of ENP GP.  In the event that ENP abandons the ENP Area Business Opportunity and so notifies VNR, VNR shall have the right to pursue such ENP Area Business Opportunity.

VNR Area Business Opportunities.  If the Business Opportunity relates to a business, asset or entity located in:

•	the Appalachian Basin, including southeast Kentucky and northeast Tennessee;
•	south Texas; or
•	Mississippi;

(such areas described in the above bullet points, collectively, the “VNR Area” and any Business Opportunity relating to a business, asset or entity located therein a “VNR Area Business Opportunity”) then the Business Opportunity Party that is offered or discovers such VNR Area Business Opportunity shall promptly advise the Board of Directors of VNR and present such VNR Area Business Opportunity to VNR.

VNR shall be presumed to desire to pursue the VNR Area Business Opportunity until such time as VNR advises ENP that VNR has abandoned the pursuit of such VNR Area Business Opportunity.  In the event that the purchase price associated with the VNR Business Opportunity is reasonably likely to equal or exceed $25,000,000, any decision to decline a VNR Area Business Opportunity shall only be made upon consultation with and subject to the approval of (i) the Board of Directors of VNR, (ii) the Conflicts Committee of the Board of Directors of VNR or (iii) another duly authorized committee of the Board of Directors of VNR.  In the event that VNR abandons the VNR Area Business Opportunity and so notifies ENP, ENP shall have the right to pursue such VNR Area Business Opportunity.

Joint Area Business Opportunities.   If the Business Opportunity relates to a business, asset or entity located in the Permian Basin in West Texas and New Mexico or any other area that is not an ENP Area or a VNR Area  (such areas, the “Joint Area” and any Business Opportunity relating to a business, asset or entity located therein a “Joint Area Business Opportunity”) then the Business Opportunity Party that is offered or discovers such Joint Area Business Opportunity shall promptly advise the Board of Directors of the other party to this Statement, VNR or ENP, as applicable.  Each of VNR and ENP shall, upon completion of its necessary evaluation of the Joint Area Business Opportunity, inform each other whether or not such company intends to pursue the Joint Area Business Opportunity.  In the event that the purchase price associated with the Joint Area Business Opportunity is reasonably likely to equal or exceed $25,000,000 any decision to decline a Joint Area Business Opportunity shall only be made (i) by VNR, upon consultation with and subject to the approval of (A) the Board of Directors of VNR, (B) the Conflicts Committee of the Board of Directors of VNR or (C) another duly authorized committee of the Board of Directors of VNR and (ii) by ENP, upon consultation with and subject to the approval of the Conflicts Committee of the Board of Directors of ENP GP.

In the event that both VNR and ENP wish to pursue the Joint Business Opportunity, then each company shall offer to the other the opportunity to participate in such Joint Area Business Opportunity on a 50/50 basis.  If either VNR or ENP elects to abandon the Joint Area Business Opportunity and so notifies the other company, then such other company shall have the right to pursue such Joint Area Business Opportunity independently.

Immaterial Business Opportunities.  In the event that the purchase price associated with any Business Opportunity is not reasonably likely to exceed $25 million, then the provisions of this Statement of Policies will not apply to such Business Opportunity and the respective officers and boards of directors may make any decision with respect to such Business Opportunity in accordance only with the provisions of the ENP LP Agreement or the VNR LLC Agreement, as applicable, and applicable law.